EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 24, 2014 to the Summary Prospectus dated August 4, 2014 for the following series (the “Fund”) of EGA Emerging Global Shares Trust:

Fund	Ticker
EGShares Low Volatility Emerging Markets Dividend ETF	HILO

I.           Effective January 26, 2015, the Fund will change its name to EGShares EM Quality Dividend ETF, and all references to “EGShares Low Volatility Emerging Markets Dividend ETF” will be replaced with “EGShares EM Quality Dividend ETF.”

II.           Effective January 26, 2015, the investment objective for the Fund is revised as follows:

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Quality Dividend Index (the ‘‘HILO Underlying Index’’).

III.           Effective January 26, 2015, the following replaces in its entirety the disclosure appearing in the third paragraph under “Principal Investment Strategies”:

The HILO Underlying Index is designed to represent a portfolio of approximately 50 companies in developing markets that each has a higher dividend yield than the average dividend yield in the EGAI Developing Markets Universe.  The EGAI Developing Markets Universe includes all publically traded companies, with a total market capitalization of at least U.S. $100 million (as of September 1, 2014) which are domiciled within EGAI’s definition of Developing Markets.  The HILO Underlying Index addresses dividend quality by screening for such factors as return on equity, positive earnings growth, maximum dividend yield and three-year dividend payment consistency.